ORGANIZATIONAL CHARTS 2006

FINANCIAL PROTECTION

Be Life Confident

ORGANIGRAMMES JURIDIQUES 2006
ORGANIZATIONAL CHARTS 2006

Veuillez trouver ci-joint la brochure des Organigrammes au 1er janvier 2006 des sociétés opérationnelles du Groupe (liste non exhaustive).

Please find hereafter the organizational Charts on the operating companies in the Group as of January 1st 2006.

AXA

OWNERSHIP STRUCTURE
JANUARY 1st, 2006


MUTUELLES
AXA
14.30%
(23.19%)
(a)
TREASURY SHARES
1.74%
AXA
78.31%
(69.72%)
SHARES PUBLICLY
TRADED
5.65%
(7.09%)
EMPLOYEES AND AGENTS

( ) : in voting power.
(a) directly and indirectly in share capital and in voting power.

ASSISTANCE - JANUARY 1st, 2006



AXA
100 %
AXA Assistance SA
100%
59%
100%
100%
AXA Assistance France
AXA Assistance Maroc
Inter Partner Assistance (Belgium)
Inter Partner Assistencia Espana SA (Spain)
100%
100%
66%
AXA Assistance France Assurances
AXA Assistance Participations (b)
Delta Services
100%
80%
Inter Partner Asistencia Servicios Espana (Barcelone)
Inter Fronteras (Madrid)
100%
80%
100%
51%
60%
50%
Société Internationale de Maintenance et de Services (a)
Truck Assistance International
AXA Assistance Protection (a)
Emergency Medical Care Holding Ltd (UK)
Pluridis
Domiserve
100%
100%
TAI Transport Assistance
Truck Assistance International Services
Emergency Medical Care French Branch
Branches:
- Athens (Greece)
- Geneva (Switzerland)
- Lisbon (Portugal)
- London (UK)
- Munich (Germany)
- Paris (France)
- Rome (Italy)

AXA Assistance has participation in local companies: Call US (Austria).

(a) In run off.
(b) New corporate name (formerly AXA Assistance Services)

ASSISTANCE - EUROPE - JANUARY 1st, 2006



AXA
Inter Partner Assistance
(Belgium)
AXA Assistance Services (Belgium)
100%
100%
Inter Partner Assistance Services BV (Netherlands)
Auto Club Assistance ACA (Belgium)
51%
100%
AXA Assistance Polska SA (Poland)
AXA Assistance Ceska Republika Spol. (Czech Republic)
100%
100%
Inter Partner Assistance Serviços (Portugal)
AXA Assistance GmbH (Germany)
100%
100%
IPA Y Ardim Ve Destek Hilmztleri Ticaret Ltd (Turkey)
Inter Partner Assistance Services GmbH (Gemany)
100%
60%
AXA Assistance UK Limited (United Kingdom)
Inter Partner Assistenza Servizi Spa (Italy)
80%
51%
AXA Assistance Ireland Ltd (Dublin)
AXA Assistance Maroc Services (Morocco)
100%

ASSISTANCE - AMERICA - ASIA - JANUARY 1st, 2006



AXA
Inter Partner Assistance
(Belgium)
AXA Asistencia Argentina (Argentina)
100%
AXA Assistance Australia Pty Ltd (Australia)
100%
Inter Partner Assistance s/c Ltda (Brazil)
100%
AXA Assistance Canada Inc (Canada)
100%
AXA Asistencia Chile SA (Chile)
99%
AXA Asistencia Colombia SA (Colombia)
65%
Inter Partner Assistance Hong-Kong Ltd (Hong-Kong)
85%
100%
SFA Asia (Hong-Kong)
50%
Inter Partner Assistance Japan Ltd (Japan)
100%
AXA Assistance Malaysia Sdn Bhd (Malaysia)
100%
AXA Assistance Mexico SA de CV (Mexico)
100%
AXA Assistance Pte Ltd (Singapore)
97.49%
AXA Assistance Company Ltd (Thailand)
100%
AXA Assistance USA Inc (USA)
100%
AXA Asistencia de Venezuela SA (Venezuela)

AUSTRALIA - AXA ASIA PACIFIC HOLDINGS LIMITED - JANUARY 1st, 2006



AXA
(a)
AXA Equity & Law Life Assurance Society (UK)
48.25%
3.40%
AXA Asia Pacific Holdings Limited
100%
The National Mutual Life Association of Australasia Limited
100%
AXA APH Executive Plan (Australia) Pty Ltd
80%
P.T. AXA Life Indonesia (Indonesia)
45%
Philippines AXA Life Insurance Corporation (Philippines)
100%
National Mutual International Limited
100%
AXA Asia Pacific Finance Limited
100%
National Mutual Funds Management (International) Ltd) (c)
100%
National Mutual Funds Management (Global) Limited
50%
Alliance Capital Management Australia Limited
100%
AXA Financial Services (Singapore) Pte Ltd
100%
AXA Life Singapore Pte Ltd
100%
NM Insurances (Singapore) Pte Ltd
72.97%
AXA China Region Limited (Hong Kong)
27.03%
100%
Detura Limited
50%
Krungthai-AXA Life Insurance Company Ltd (Thailand)
51%
PT AXA Mandiri Financial Services (Indonesia)
100%
SG (AUS) Holdings Pty (d)
100%
Ipac Securities Limited
50%
Alliance Capital (USA)

(a) With AXA UK as sub-holding company
(b) 55% owned by First Metro Investment Corporation.
(c) Into liquidation.
(d) SG means Sterling Grace.

AXA CORPORATE SOLUTIONS ASSURANCE - JANUARY 1st, 2006



AXA
AXA France Assurance
98.75%
AXA Corporate Solutions Assurance
(France)
100%
AXA Corporate Solutions Services
100%
AXA Corporate Solutions Services Uk Ltd
(UK)
99.9%
Futur RE (a)
(Luxembourg)
100%
AXA Corporate Solutions Marine Services Ltd
(Hong Kong)
AXA Corporate Solutions Assurance Canadian Branch
AXA Corporate Solutions Assurance German branch
AXA Corporate Solutions Assurance Italian branch
AXA Corporate Solutions Assurance Spanish branch
AXA Corporate Solutions Assurance UK branch

(a) Into liquidation

AXA INVESTMENT MANAGERS - FRANCE - UK - JANUARY 1st, 2006



AXA
AXA France Assurance and Insurance and reinsurance companies
AXA Belgium
AXA Konzern AG
AXA UK Plc
Elin BV
20% (a)
3.7%
51.5%
6.6%
16.3%
1.9%
AXA Investment Managers
100%
AXA Framlington Group Ltd (UK)
AXA Multimanager Ltd (UK)
AXA Investment Managers Ireland Ltd (Ireland)
AXA Investment Managers Limited (UK)
AXA Asset Management Ltd (UK)
AXA Investment Managers GS (UK)
AXA Investment Managers Paris (France)
AXA Investment Managers IF (France) (b)
33.3%
66.7%
AXA Investment Managers UK Holdings (UK)
AXA Investment Managers GS Madrid (Spain)
AXA Funds Managers Ltd (UK)
AXA Investment Managers UK Limited (UK)

(a) The AXA Mutuals also own 4.2%.
(b) New corporate name as of November 30, 2005 (formerly Colisée Performances)

(Modifié le 29/03/2006)

AXA INVESTMENT MANAGERS - EUROPE (OTHERS COUNTRIES) - JANUARY 1st, 2006


AXA
AXA Investment Managers
100%
100%
92.5%
99.9%
100%
AXA IM Benelux
(Belgium)
AXA Asset Managers Deutschland
(Germany)
AXA Investment Managers Deutschland
(Germany)
AXA Investment Managers Italia SIM S.P.A.
(Italy)
AXA Funds Management
(Luxembourg))

(Modifié le 29/03/2006)

AXA INVESTMENT MANAGERS - UNITED STATES - ASIA - JANUARY 1st, 2006


AXA
AXA Investment Managers
64%
100%
100%
100%
AXA Rosenberg Investment Management Ltd (Japan)
AXA Investment Managers Holding US Inc (USA)
AXA Alternative Advisors (USA)
AXA Investment Managers Asia Limited (Hong-Kong) (a)
100%
AXA IM Rose Inc (USA)
30%
75%
100%
AXA Rosenberg Group LLC (USA)
AXA IM Inc (USA)
20%
80%
100%
100%
AXA Rosenberg Asia Pacific Holding LLC (USA)
AXA Rosenberg Investment Management Ltd (UK)
AXA Rosenberg Management Ireland Ltd (Ireland)
100%
100%
AXA Rosenberg Investment Management Asia Pacific (Hong Kong)
AXA Rosenberg Investment Management Asia Pacific (Singapore)
AXA Rosenberg Asia Pacific (Australia)

(a) New corporate name (formely AXA Investment Managers HKSAR Ltd)

(Modifié le 29/03/2006)

AXA INVESTMENT MANAGERS - PRIVATE EQUITY - JANUARY 1st, 2006



AXA
AXA Investment Managers
100%
AXA Investment Managers Private Equity
(France)
100%
100%
100%
100%
AXA Private Equity UK, Ltd
(UK)
AXA Private Equity US, LLC
(USA)
AXA Investment Managers Private Equity Europe SA
(France)
AXA Private Equity Asia Pte, Ltd
(Singapore)
100%
AXA Private Equity Germany GmbH
(Germany)

AXA OEUVRES D'ART - AXA UNIVERSITY COMPANIES - JANUARY 1st, 2006



MUTUELLES AXA
AXA
Société Beaujon
100%
100%
100%
100%
Société Cantenac Brown (a) (b)
AXA Suduiraut (a)
Lor Patrimoine
AXA Oeuvres d'Art

(a) AXA University Companies.
(b) New corporate name as of December 14, 2005 (formerly AXA Cantenac Brown).

AXA MILLESIMES - JANUARY 1st, 2006


AXA
100% (a)
AXA Millésimes
99.09%
Châteaux et Associés S.N.C
100%
Cantenac Brown S.N.C.E.
99%
Petit Village S.N.C.E.
1%
Petit Village SCEA
99.99%
99%
Suduiraut S.N.C.E.
1%
Suduiraut S.A.S.
100%
99%
Pichon Longueville S.N.C.E.
1%
Pichon Longueville S.N.C.
100%
Tour Pibran S.C.I.
99.99%
99%
Belles Eaux S.N.C.E.
1%
Belle Hélène S.N.C.
99.99%
99.81%
Domaine de l'Arlot S.C.I.
51%
Domaine de l'Arlot S.C.E.
100%
C.M.G.C. S.A.S.
99%
Entrepôts du Médoc S.N.C.
99.97%
Quinta do Noval (Portugal)
100%
Quintoval (Portugal)
100%
Disznoko RT Tokaï (Hungary)
100%
SARL Tour Pibran

(a) Directly and indirectly.The AXA Mutuelles hold 59.85% of the paid-up capital.

AXA RE - JANUARY 1st, 2006
simplified


AXA
100%
100%
100%
100% (a)
Montgomerie & Workman Limited
Saint-Georges Ré
AXA RE
AXA Cessions
AXA UK Holdings Limited
100%
English & Scottish Maritime and General Insurance Co. Limited

(a) 100% directly and indirectly.

AXA RE - EUROPE – JANUARY 1st, 2006



AXA
100%
AXA RE
100%
AXA Reinsurance UK Plc (a)
100%
AXA RE UK Holding Company Ltd (UK) (c)
100%
AXA RE UK Trustees Ltd
100%
C.G.R.M. (Monaco)
100%
AXA RE Finance (b) (France)
60%
Vendôme St James SCI (France)
AXA RE UK Branch (a)
AXA RE Madeira Branch
AXA RE Finance Madeira Branch (b)

(a) In run off
(b) No new business underwritten
(c) In liquidation

AXA RE - AMERICA - ASIA/PACIFIC - JANUARY 1st, 2006


AXA
100%
AXA RE
100%
AXA RE Asia Pacific Pte. Ltd.
(Singapore)
100%
Risc Limited
(Bermuda)
100%
AXA RE America Insurance Company
(USA)
100%
AXA Space Inc.
(USA)
100%
AXA RE Latin America, Inc.
(USA)
100%
AXA RE Services Japan Co. Ltd
AXA RE Asia Pacific Malaysia Branch
AXA RE Hong-Kong Branch (a)
AXA RE Canadian Branch

(a) In run off.
(b) No new businessunderwriten.

AXA REAL ESTATE INVESTMENT MANAGERS - JANUARY 1st, 2006



AXA
AXA Investment Managers
100%
AXA Real Estate Investment Managers
100%
AXA Real Estate Investment Managers Central Europe (Hungary)
99.9%
AXA REIM Belgium (a) (Belgium)
100%
AXA Real Estate Investment Managers France (France)
100%
AXA Immobilien GmbH (Germany)
100%
AXA Real Estate Investment Managers Asia (Hong Kong)
100%
AXA Real Estate Investment Managers Italia (Italy)
100%
AXA Real Estate Investment Managers Nederland (Netherlands)
100%
AXA Real Estate Investment Managers Iberica (Portugal)
100%
AXA Real Estate Investment Managers Iberica (Spain)
100%
AXA Real Estate Investment Managers Ltd (UK)
100%
AXA Merkens Fonds GmbH (Germany)
100%
AXA Real Estate Managers Deutschland (Germany)
100%
AXA REIM SGR (Italy)
100%
AXA Real Estate Investment Managers UK (UK)

(a) New Corporate name (formerly AXA Real Estate Investments Managers Benelux)

(Modifié le 29/03/2006)

BENELUX - JANUARY 1st, 2006



AXA
AXA UK
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%
Guardian Royal Exchange International (Holdings) B.V.
(The Netherlands)
100%
Vinci BV
4.07%
84.3%
AXA Holdings Belgium
(Belgium)
AXA Corporate Solutions Assurance
(France)
6.21%
AXA France IARD
(France)
5.41%
45.70%
AXA Nederland B.V.
(The Netherlands)
100%
AXA Belgium
(Belgium)
40.20%
100%
AXA Bank Belgium
(Belgium)
100%
AXA Luxembourg SA
(Luxembourg)
100%
Royale Belge Investissements
(Luxembourg)
14.10%

BELGIUM - JANUARY 1st, 2006


AXA
AXA Holdings Belgium
100%
11.55%
100%
100%
100%
AXA Belgium
88.45%
SERVIS (a)
L'Ardenne Prévoyante
SERVIS-Life (b)
AXA Bank Belgium
100%
AXA Private Management

(a) New corporate name since May 2004 (formerly Assurances de La Poste).

(b) New corporate name since March 10, 2005 (formerly Assurances de La Poste Vie)

CANADA - AXA CANADA - JANUARY 1st, 2006


AXA
100%
AXA Canada Inc.
Banque Nationale du Canada
10%
50%
100%
50%
90%
Agence Gilles Gadoua inc.
50%
AXA Assurances Inc.
50%
AXA Services financiers Inc.
InnovAssur, assurances générales Inc.
100%
100%
100%
50%
100%
100%
100%
100%
AXA Insurance (Canada)
Anglo Canada General Insurance Company
Services Financiers AXA Assurances Inc.
SecuriGroupe Inc.
Insurance Corporation of Newfoundland Limited
AXA Pacific Insurance Company
AXA Assurances agricoles Inc.
Anthony Insurance Inc.

CHINA including HONG KONG - JANUARY 1st, 2006


AXA
Directly and indirectly
51%
AXA Holdings Pte Ltd (Singapore)
AXA Asia Pacific Holdings Limited
AXA China (France)
17.5%
National Mutual International Pty Ltd
China Minmetals Corporation
Detura Limited
100%
82.5%
100%
51%
49%
72.97% (a)
27.03%
49%
AXA General Insurance Hong Kong Ltd
AXA China Region Limited (Hong Kong)
AXA-Minmetals Assurance Company Limited (China)
AXA Life Insurance Company Limited (Hong Kong)
AXA Insurance Hong Kong Ltd (b) (Hong Kong)
100%
100%
AXA Hong Kong Finance Limited (Hong Kong)
AXA China Region Insurance Company (Bermuda) Limited
Representative Offices (a) (China)
100%
AXA China Region Insurance Company Limited (incorporated in Hong Kong)
AXA China Region Investment Services Limited (incorporated in Hong Kong)
ipac financial planning Hong Kong Limited (incorporated in Hong Kong)
AXA Partners Limited (incorporated in Hong Kong)
AXA China Region Trustees Limited (incorporated in Hong Kong)
AXA Centre (H.K.) Limited (incorporated in Hong Kong)

(a) Representative offices in Beijing and Dalian.
(b) Shell company.

FINANCIAL SERVICES - JANUARY 1st, 2006



AXA
AXA France Assurance
100%
AXA France Vie
62.23%
COMPAGNIE FINANCIERE DE PARIS
37.77%
AXA Banque
65%
100%
100%
100%
CETELEM
35%
AXA Banque Financement
Sofinad
CFP-Créances (a)
CFPCC
(USA)

(a) New corporate name since December 5, 2005 (formerly CFP-Crédit).

FRANCE - HOLDING COMPANIES - JANUARY 1st, 2006



AXA Assurances IARD Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
8.41 % (13.56 %) (a)
3.09 % (4.90 %)
2.81 % (4.72 %)
Treasury Shares
1.74 %
AXA
78.31 % (69.72 %)
Shares Publicly Traded
5.65 % (7.09 %)
Employees and Agents
100%
99.77%
100% (c)
51%
99.77% (c)
100%
AXA Participations 2
Société Beaujon
Mofipar
AXA China (b)
AXA Technology Services
Oudinot Participations
100%
99.97% (c)
100%
Colisée Excellence
Vamopar
AXA America Holdings Inc. (Etats-Unis)

( ) voting rights.
(a) Directly and indirectly.
(b) AXA China Region Ltd, registered in Hong Kong, holds 49%.
(c) 100% directly and indirectly.

FRANCE - INSURANCE ACTIVITIES - JANUARY 1st, 2006



AXA Assurances IARD Mutuelle
AXA Assurances Vie Mutuelle
AXA Courtage Assurance Mutuelle
14.30%
(23.19%)
AXA
100%
100%
AXA France Assurance
AXA Assistance SA
100%
AXA Assistance France
99.92%
98.34%
98.75%
98.51%
100%
100%
62.23%
AXA France IARD
1.42%
AXA France Vie
AXA Corporate Solutions Assurance
Juridica
AVANSSUR
Direct Assurance Vie
AXA Banque
BNP Paribas
50%
50%
50.8%
49.1%
99.9%
94.4%
10%
37.77%
Natio Assurance
AXA Caraïbes (Martinique)
AXA Epargne Entreprise
Argovie
AXA Assurcrédit
40%
Coface
49.9%

* directly and indirectly.

GERMANY - JANUARY 1st, 2006


AXA
100%
Vinci BV
8.83%
67.72%
Kölnische Verwaltungs AG
für Versicherungswerte
Public
25.63%
39.73%
27.4%
7.24%
23.02%
AXA Konzern AG

GERMANY - INSURANCE COMPANIES - JANUARY 1st, 2006



AXA
AXA Konzern AG
100%
100 %
99.14%
100%
97.87%
64.34%
100%
100%
AXA Art Versicherung AG
AXA Versicherung AG
AXA Lebensver-sicherung AG
Deutsche Ärzte Finanz Beratungs und Vermittlungs AG
Deutsche Ärzteversicherung AG
AXA Krankenversicherung AG (a)
AXA Bank AG
Pro bav Pensionskasse AG
35.66%
39.88%
100%
100%
29.63%
70.37%
Roland Rechtsschutz-Versicherungs-AG (b)
Colonia Insurance (Ireland) Plc (Ireland)
DARAG
Deutsche Ärzte-Versicherung Allgemeine Versicherungs-AG

(a) Health insurance.
(b) Assistance and legal expenses insurance.

GERMANY - "ART INSURANCE" SUBSIDIARIES - JANUARY 1st, 2006


AXA
AXA Konzern AG
100%
AXA Versicherung AG
(Cologne)
100%
AXA ART Versicherung AG
(Cologne)
AXA ART
Versicherung AG
(Brussels)
AXA ART
Versicherung AG
(Breda)
AXA Art
Assicurazioni
(Milan)
AXA Art
Versicherung AG
(Luxembourg)
AXA Art
Seguros & Reaseguros SA
(Madrid)
100%
AXA Nordstern France
S.A.
(Paris)
100% (a)
AXA Art d'Assurances
S.A.
(Paris)
100%
AXA Art Insurance Ltd
(London)
100%
AXA Art Versicherung
AG
(Zürich)
100%
AXA Art Holdings Inc.
(New York)
100%
AXA Art Services Ltd.
(London)
100%
Fine Art Service
International Inc.
(New York)
100%
AXA Art Insurance
Corporation
(New York)

(a) 0.36% owned by AXA Versicherung AG.

INDONESIA - JANUARY 1st, 2006



AXA
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
The Tempo Group
Bank Mandiri
80%
80%
20%
49%
51%
99%
P.T. Asuransi AXA Indonesia
P.T. AXA Life Indonesia
PT AXA Mandiri Financial Services
PT AXA Services Indonesia

(a) Nominee arrangement regarding the other 20% of the shares.

IRELAND - JANUARY 1st, 2006


AXA
AXA UK Plc
(UK)
Guardian Royal Exchange Plc
(UK)
AXA Insurance plc
(UK)
100%)
100%
AXA Life Europe
AXA Holdings Ireland Limited
AXA Konzern AG
100%
100% indirectly
AXA Ireland Limited
49% (c)
100%
100%
AXA Assistance Ireland Limited (b)
AXA Insurance Limited (a)
AXA Group Services Limited
Colonia Insurance (Ireland) Plc

(a) New corporate name since February 18, 2002 (formerly AXA PMPA Insurance Limited)

(b) New corporate name (formerly AXA Direct Limited)

(c) 51 % by AXA Assistance Limited

Updated on April 12, 2006

ITALY - JANUARY 1st, 2006


AXA
98.24% (a)
AXA Italia S.p.A.
AXA France Assurance
AXA France Vie
AXA France Vie Italy Branch
100%
98.1% (b)
100%
UAP Vita S.p.A.
AXA Assicurazioni S.p.A.
AXA Interlife S.p.A. (d)
55.1%
100%
100%
28.9%
100%
99%
50%
Porta Romana Immobiliare SRL
ORSA SRL (e)
Centurion Immobiliare S.p.A.
AXA SIM S.p.A. (c)
AXA Partecipazioni S.p.A.
AXA Carlink S.p.A.
AXA Cattolica Previdenza in Azienda S.p.A.
44.9%
71.1%

(a) Directly and indirectly. AXA France Vie holds 1.76% of the paid-up capital.
(b) AXA France Vie Italy Branch also holds 1.9% of the paid-up capital.
(c) Financial company.
(d) AXA Interlife S.p.A. also holds 1.0% of the paid-up capital of AXA Carlink S.p.A.
(e) In run off.

JAPAN - JANUARY 1st, 2006


AXA
97.59% (a)
AXA Japan Holding Co., Ltd
100%
100%
100%
AXA Life Insurance Co., Ltd
AXA non-life Insurance Co., Ltd
AXA Collection Services Co. Ltd.

(a) 2.41% held by private shareholders.

LATIN AMERICA - JANUARY 1st, 2006



AXA
(Brazil)
(Chile)
99.9%
100%
Voltaire Participaçoes
AXA Inversiones Chile Limitada
79.5%
UAP International do Brasil
29.87%
70.1%
Rio Branco Participaçoes SA

LUXEMBOURG - JANUARY 1st, 2006


AXA
AXA Holdings Belgium
100%
AXA Luxembourg SA
99.99%
99.99%
99.95%
AXA Assurances Luxembourg
AXA Assurances Vie Luxembourg
CONTERE
75%
25%
IMMOCHAPPELLE

MAGHREB - MIDDLE EAST - JANUARY 1st, 2006


AXA
(Morocco)
(Lebanon)
(Arabian Peninsula)
51%
ONA
49%
AXA-ONA
100%
AXA Assurance Maroc
100%
82%
SOMAFIC (a)
ACRED (a)
Groupe SLF
49%
49%
AXA Middle East SAL Lebanon
2%
100%
AXA Holding SAL Lebanon
100%
AXA Insurance EC (Bahrein)
50%
50%
AXA Gulf (Bahrein)
AXA Saudi Arabia (Bahrein)
50%
50%
Kanoo

(a) Consumer finance company.

THE NETHERLANDS - JANUARY 1st, 2006


AXA
AXA Holdings Belgium
AXA Nederland B.V.
100%
AXA Verzekeringen B.V.
100%
100%
AXA Leven N.V.
AXA Schade N.V.

PORTUGAL - JANUARY 1st, 2006


AXA
AXA AURORA SA
AXA Corporate Solutions Assurance
AXA France Assurance
AXA France Vie
7.46%
99.99%
83.02%
9.07%
5.37%
87.63%
Seguro Directo Gere Companhia de Seguros SA
AXA Portugal Companhia de Seguros SA (a)
2.15%
AXA Portugal Companhia de Seguros de Vida SA
89.00%
Empresa Artistica SA

(a) Less than 0.5% of the shares are still owned by the public.

SINGAPORE - TAIWAN - JANUARY 1st, 2006



AXA
AXA France Assurance
AXA France IARD
Branch in Taiwan (a)
AXA Asia Pacific Holdings Limited (Australia)
National Mutual International Pty Limited (Australia)
100%
100%
100%
100%
NM Insurances (Singapore) Pte Ltd (Singapore)
AXA Financial Services (Singapore) Pte Ltd (Singapore)
AXA Insurance Singapore (Singapore)
AXA Asia Regional Centre Pte Ltd (Singapore)
100%
100%
100%
Ipac financial planning Singapore private Limited (Singapore)
AXA Wealth Management Singapore Pte Ltd (Singapore)
AXA Life Singapore Pte Ltd (Singapore)

(a) Into liquidation.

SPAIN - JANUARY 1st, 2006


AXA
100%
AXA Aurora, S.A.
99.70%
99.99%
AXA Aurora Iberica, S.A., de Seguros y Reaseguros (a)
Hilo Direct Seguros y Reaseguros S.A.
100%
98.5%
100%
100%
Asesores de Seguros, ASEGUR Agencia de Seguros, S.A.
AXA Aurora Vida, S.A. de Seguros y Reaseguros (b)
AXA Aserores, Seguros e Inversiones Agencia de Seguros S.A.
Puntos Azules Asesores de Seguros Agencia de Seguros S.A.
100%
100%
AXA Ibercapital Agencia De Valores, S.A.
Consejeros Financieros Asesores de Seguros y Pensiones Agencia de Seguros

(a) Minority shareholders hold 0.3% of the paid-up capital.
(b) Minority shareholders hold 1.5% of the paid-up capital.

SUB-SAHARAN AFRICA - JANUARY 1st, 2006



AXA
AXA Assurances
Côte d'Ivoire
(Ivory Coast)
AXA Assurances
Cameroun
(Cameroon)
AXA Assurances
Gabon
(Gabon)
AXA Assurances
Sénégal
(Senegal)
75.83%
14.25%
99.9%
2.55%
4.33%
86.49%
51.52%

SWITZERLAND - JANUARY 1st, 2006


AXA
95%
100%
AXA Compagnie d'Assurances sur la Vie
5%
AXA Compagnie d'Assurances
100%
Juridica
Compagnie d'assurance de la Protection Juridique SA

THAILAND - JANUARY 1st, 2006



AXA
100%
directly and indirectly
ASM Holdings Ltd
AXA Asia Pacific
Holdings Limited
(Australia)
24.99%
36.36%
National Mutual
International Pty Limited
(Australia)
50%
(directly and indirectly)
Compass Holding
Company Limited (a)
Bank of Asia
22.06%
Tisco (Tru-Way)
11.07%
AXA Insurance Public Co.
Ltd
Krungthai-AXA Life
Insurance Company Ltd
50%
Krung Thai Bank
Public Company
Limited
99.97%
V & N Associates

(a) Transferred to nominees of AXA Insurance Public Co. Ltd.

TURKEY - JANUARY 1st, 2006


AXA
50%
AXA Oyak Holding A.S.
50%
Oyak
100%
70.9%
AXA Oyak Hayat Sigorta A.S.
(life)
AXA Oyak Sigorta A.S.
(non life)
T.C. Ziraat Bankasi
19.7%
TPAO (a) Personeli Vakfi
7.6%
1.8%
Others

(a) Turkisch Petroleum Research Foundation established by its personnel.

UNITED KINGDOM - AXA UK - JANUARY 1st, 2006


AXA
99.9%
AXA Equity & Law Plc
78.3%
21.7%
AXA UK PLC
100%
Guardian Royal Exchange Plc
100%
AXA Sun Life Holdings Public Limited Company
100%
AXA Insurance Plc
100%
100%
100%
AXA Sun Life Plc
AXA Sun Life Direct Limited
Sun Life Assurance Society Plc
100%
100%
100%
AXA Holdings Ireland Limited (Ireland)
AXA Insurance UK Plc
AXA General Insurance Limited
100%
AXA PPP Healthcare Limited

UNITED STATES - JANUARY 1st, 2006
simplified



AXA
Oudinot Participations
(France)
100% (b)
AXA America Holdings Inc.
(Etats-Unis)
100%
99.5% (a)
AXA America Corporate Solutions Inc.
AXA Financial, Inc.
100%
AXA Corporate Solutions Reinsurance Company (a)
12.66%
(47.94% directly and indirecly)
100%
AllianceBernstein L.P. (c)
MONY Holdings, LLC
100%
100%
100%
AXA RE Property & Casualty Insurance Company
AXA Corporate Solutions Life Reinsurance Company (a)
AXA Delaware LLC
100%
100%
100%
AXA Corporate Solutions Management Services Company of Texas
AXA RE America Insurance Company
AXA Corporate Solutions Insurance Company

(a) Indirect subsidiaries of AXA directly own the remaining 0.5% of the shares of AXA Financial, Inc.
(b) Directly and indirectly.
(c) New corporate name as of March 1, 2006 (formerly Alliance L.P.)

UNITED STATES - AXA FINANCIAL INC. - JANUARY 1st, 2006



AXA
AXA FINANCIAL INC.
100%
100%
AXA Financial Services, LLC
MONY Holdings, LLC
100%
100%
100%
AXA Equitable Life Insurance Company
AXA Distribution Holding Corporation
MONY Life Insurance Company
100%
MONY Financial Services, Inc
12.66%
46.24%
100%
100%
100%
100%
100%
100%
100%
100%
AllianceBernstein L.P. (a)
AXA Life and Annuity Company
AXA Distributors LLC
AXA Network, LLC
AXA Advisors, LLC
MONY Life Insurance Company of America
U.S. Financial Life Insurance Company
MONY Securities Corporation
MONY Brokerage, Inc.

(a) New corporate name as of March 1, 2006 (formerly Alliance Capital Management L.P.)

UNITED STATES - ALLIANCEBERNSTEIN - JANUARY 31st, 2006



AXA
92.48%
(100% directly and indirectly)
AXA Financial, Inc.
100% indirectly
AXA Equitable Life Insurance Company
Mony Life Insurance Company
Mony Life Insurance Company of America
Equitable Holdings LLC
100%
ECMC, LLC
100%
Public and employees
98%
Alliance Holding L.P. (a)
0.9%
0.9%
A.C.M.C. Inc
100%
12.7 %
(59.7% directly and indirectly)
3.2%
1.7%
0.5%
0.1%
15.9%
32.2%
25.8%
AllianceBernstein Corporation (a)
1% general partnership interest
AllianceBernstein L.P. (a)
7%
Public and employees
100%
AllianceBernstein Corporation of Delaware (a)

(a) Names of companies as March 1, 2006